Rule 497(e)
                                                           File Nos. 333-25289
                                                                     811-08183

                            SCHWAB SELECT ANNUITY(R)
           Issued by First Great-West Life & Annuity Insurance Company
                        Variable Annuity-1 Series Account

                Supplement dated July 14, 2005 to the Prospectus
               for the Schwab Select Annuity(R) dated May 1, 2005

Please note the following changes to your Prospectus.

Effective July 1, 2005, the fees and expenses (and the corresponding footnotes) for AIM V.I. Core Stock Fund have changed, as follows:

Name of Fund                Management     Other Fees   12b-1 Fees     Total Portfolio    Total Fee    Total Portfolio
                            Fees                                       Expenses before    Waivers      Expenses
                                                                       Fee Waivers                     After Fee
                                                                                                       Waivers
AIM V.I.

Core Stock Fund             0.75%              0.46%         0%           1.21%              0.30%       0.91%(1)(,)(2)

This change should be reflected on Appendix D - Expenses of Each Sub-Account's Underlying Portfolio.

This Supplement must be accompanies by or read in conjunction with the current Prospectus, dated May 1, 2005.

               Please keep this supplement for future reference.

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(1) The fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 0.91% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit state above: (i) interest; (ii) taxes, (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the fund's day-to-day operations), or items designated as such by the fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees, and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the fund benefits are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. The expense limitation is in effect through June 30, 2006.
(2) Effective January 1, 2005 through December 31, 2009, the advisor has contractually agreed to waive a portion of its advisory fees. This agreement is reflected in the Total Fee Waiver.